THIRD AMENDMENT TO MORTGAGE , ASSIGNMENT OF LEASES,
            RENTS AND PROFITS, SECURITY AGREEMENT AND FIXTURE FILING


           THIS THIRD AMENDMENT ("Amendment"), dated as of October 12, 1998 between FAIRFIELD MANUFACTURING COMPANY, INC., a Delaware corporation, having its principal place of business and chief executive office at U.S. 52 South, Lafayette, Indiana 47903 ("Mortgagor"), as successor by merger to Fairfield Manufacturing Company, Inc., an Indiana corporation ("Old Fairfield"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, having an office at 3379 Peachtree Road, N.E., Suite 600, Atlanta, Georgia 30326 ("GE Capital"), as agent for itself and the other lenders ("Lenders") from time to time party to the "Loan Agreement" (as defined herein) (GE Capital, in such capacity, is herein referred to as "Mortgagee").

                                   WITNESSETH:

           WHEREAS, as security for its obligations to Lenders and Mortgagee under that certain Loan Agreement, dated as of July 7, 1993 as amended or modified from time to time, including, without limitation, pursuant to a First Amendment to Loan Agreement, dated as of September 30, 1994, a Second Amendment to Loan Agreement, dated March 30, 1995, but effective as of December 31, 1994 ("Second Amendment"), a Third Amendment to Loan Agreement, dated as of March 31, 1995 ("Third Amendment"), a Fourth Amendment to Loan Agreement, dated as of December 5, 1996 ("Fourth Amendment"), and a Fifth Amendment to Loan Agreement, dated as of February 26, 1997, and a Sixth Amendment to Loan Agreement, dated as of even date herewith ("Sixth Amendment") (as so amended or modified, the "Loan Agreement"), among Mortgagor, as successor by merger to Old Fairfield, Lenders and Mortgagee, Old Fairfield executed and delivered in favor of Mortgagee that certain Mortgage, Assignment of Leases, Rents and Profits, Security Agreement and Fixture Filing, dated as of July 7, 1993 and recorded at record 93-15132 in the office of the Recorder of Tippecanoe County, Indiana (as previously amended as described below, the "Mortgage"; capitalized terms used herein and not defined herein have the meanings assigned to them in the Mortgage), pursuant to which Old Fairfield mortgaged and collaterally assigned to Mortgagee and granted a security interest to Mortgagee in the Secured Property; and

           WHEREAS, pursuant to the Second Amendment and the Third Amendment, subject to the terms and conditions set forth therein, (a) Lenders increased the amount of the "Commitment" (as defined in the Loan Agreement) by Five Million Dollars ($5,000,000) to Twenty Million Dollars ($20,000,000), (b) at Mortgagor's election subsequent to the date thereof, Lenders agreed to increase further the amount of the Commitment by Five Million Dollars ($5,000,000) to Twenty-Five Million Dollars ($25,000,000) (the "Subsequent Commitment Increase") and
(c) Lenders extended the final maturity date of the "Term Loans" and the "Revolving Loans" (as defined in the Loan Agreement) to December 31, 1999; and

           WHEREAS, in connection with the Third Amendment, Mortgagor and Mortgagee entered into a First Amendment to Mortgage, Assignment of Leases, Rents and Profits, Security Agreement and Fixture Filing, dated as of March 31, 1995 and recorded at record 95-04554 in the office of the Recorder of Tippecanoe County, Indiana, pursuant to which Mortgagor and Mortgagee amended the Mortgage to give effect to the terms of the Third Amendment; and

           WHEREAS, pursuant to the Fourth Amendment, subject to the terms and conditions set forth therein, (a) Mortgagor, Lenders and Mortgagee agreed to modify in certain respects the manner in which the Subsequent Commitment Increase may be effected; (b) Lenders agreed to extend the final maturity date of the Revolving Loans to July 1, 2001; (c) Lenders agreed to make additional term loans to Borrower (the "New Term Loans") in the aggregate original principal amount of Fifteen Million Dollars ($15,000,000); (d) Lenders and
Mortgagor agreed to consolidate the existing "Term Loans", as defined in the Loan Agreement (herein, the "Original Term Loans"), the aggregate outstanding principal balance of which was Eighteen Million Dollars ($18,000,000), into a single term loan in the principal amount of Thirty-Three Million Dollars ($33,000,000) (the "Term Loan"), having a final maturity date of December 31, 2000; and (e) Mortgagor, Lenders and Mortgagee agreed to amend the Loan Agreement in certain other respects; and

           WHEREAS, in connection with the Fourth Amendment, Mortgagor and Mortgagee entered into a Second Amendment to Mortgage, Assignment of Leases, Rents and Profits, Security Agreement and Fixture Filing, dated as of December 5, 1996 and recorded at record 9626077 in the office of the Recorder of Tippecanoe County, Indiana, pursuant to which Mortgagor and Mortgagee amended the Mortgage to give effect to the terms of the Fourth Amendment; and

           WHEREAS, on the date hereof, Mortgagor, Lender and Mortgagee have entered into the Sixth Amendment, pursuant to which, subject to the terms and conditions set forth therein, among other things, Mortgagor and Lenders have agreed to (a) modify the provisions regarding the Subsequent Commitment Increase in order to allow Mortgagor the option to increase the amount of the Commitment twice in increments of $5,000,000 each (the "Subsequent Commitment Increases"), such that the Commitment may be increased to an aggregate amount of $30,000,000,
(b) extend the Commitment Termination Date for the Commitment and the Maturity Date of the Term Loan to July 1, 2005, (c) increase the amount of the Term Loans to Thirty-Five Million Dollars ($35,000,000), pursuant to which Lenders will loan to Mortgagor the excess of such increased amount of the Term Loans over the outstanding principal balance of the Term Loans (presently $25,000,000) and
(d) establish for Mortgagor a non-revolving line of credit in the maximum amount of Ten Million Dollars ($10,000,000), pursuant to which Mortgagor may obtain loans for use by it in repurchasing or redeeming "Senior Subordinated Notes" (as defined in the Loan Agreement) (herein, the "Debt Repurchase Line");

           WHEREAS, in connection with the Sixth Amendment, Mortgagor desires to join with Mortgagee in the execution of this amendment in order to (a) confirm that the Term Loans, as increased thereby, are secured by the Mortgage and that any Revolving Loans made under the Subsequent Commitment Increases (if effected) and any "Debt Repurchase Loans" (as defined in the Sixth Amendment) made under the Debt Repurchase Line will be secured by the Mortgage and (b) to amend the Mortgage in certain respects related thereto;

           NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Amendment to Cover Page of Mortgage. The Mortgage is hereby amended by deleting the last paragraph on the cover page thereto in its entirety and substituting in lieu thereof the following paragraph:

                THIS MORTGAGE SECURES CREDIT IN THE AMOUNT OF UP TO $75,000,000. LOANS AND ADVANCES UP TO THIS AMOUNT, TOGETHER WITH INTEREST, ARE SENIOR TO INDEBTEDNESS TO OTHER CREDITORS UNDER SUBSEQUENTLY RECORDED OR FILED MORTGAGES AND LIENS.

     2. Amendments to Description of Indebtedness. (a) The description of the Indebtedness set forth in clause (a) of the Mortgage beginning on page 1 of the Mortgage and ending on page 2 of the Mortgage is hereby amended by deleting subclauses (i) and (ii) thereof in their entireties and substituting in lieu thereof the following revised subclauses (i) and (ii):

                (i) that certain Revolving Credit Note made by Mortgagor in favor of GE Capital, as sole Lender under the Loan Agreement, dated March 31, 1995, in the original principal amount of TWENTY MILLION DOLLARS ($20,000,000), with final payment being due no later than July 1, 2005 (the "Revolving Credit Note"), which note has been issued by Mortgagor in extension and renewal, to the extent of the sum of Fifteen Million Dollars ($15,000,000), of that certain Revolving Credit Note, dated as of July 7, 1993, in the original principal amount of Fifteen Million Dollars ($15,000,000) issued by Old Fairfield to GE Capital, as such note may be amended, modified, supplemented or replaced in order to increase the amount thereof to a maximum amount of Thirty Million Dollars ($30,000,000) in connection with the "Subsequent Commitment Increases" (as that term is defined in the Loan Agreement), (ii) that certain Term Note made by Mortgagor in favor of GE Capital, as sole Lender under the Loan Agreement, dated October 12, 1998, in the principal amount of THIRTY-FIVE MILLION DOLLARS ($35,000,000) with final payment being due July 1, 2005, which note has been issued by Mortgagor in extension and renewal, to the extent of the sum of Twenty-Five Million Dollars ($25,000,000), of that certain Term Note, dated as of December 5, 1996, in the original principal amount of Thirty-Three Million Dollars ($33,000,000), issued by Mortgagor to GE Capital (the "Term Note"; the Revolving Credit Note and the Term Note, collectively, the "Notes").

      (b) Such description of the Indebtedness is hereby further amended by deleting clause (vi) thereof in its entirety and substituting in lieu thereof the following revised clause (vi):

          (vi)  any  and  all  other sums due or to become due  under  the  Loan
          Agreements, the Notes, this Mortgage or any other "Loan Document" (hereinafter defined), including, without limitation, all obligations of Mortgagor to Lenders in respect of "Debt Repurchase Loans" (as defined in the Loan Agreement) made by Lenders to the Mortgagee under the "Debt Repurchase Line" (as defined in the Loan Agreement) in the maximum aggregate principal amount of Ten Million Dollars ($10,000,000), having a final maturity date of May 15, 2005.

      3. Amendment to Maximum Amount of Advances. The mortgage is hereby further amended by deleting the figure "$25,000,000" in the first sentence of the final paragraph on page 6 of the Mortgage and substituting in lieu thereof the figure "$30,000,000".

      4. Effect of Amendment. As amended hereby, the Mortgage shall continue in full force and effect, and Mortgagor hereby ratifies and reaffirms all provisions thereof.


          IN WITNESS WHEREOF, Mortgagor and Mortgagee have caused this Amendment to be duly executed and acknowledged under seal as of the day and year first above written.

                                   MORTGAGOR:

                                   FAIRFIELD MANUFACTURING
                                       COMPANY, INC.


                                   By:_______________________________
                                     Richard A. Bush
                                     Vice President-Finance


                                   Attest:_____________________________
                                       Paul S. Levy
                                       Secretary

                                       [CORPORATE SEAL]



                                   GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Agent


                                   By:_______________________________
                                     Elaine L. Moore
                                     Senior Vice President,
                                     as duly authorized


                                     [CORPORATE SEAL]